Delaware Devon Fund

(various photos demonstrating service and guidance, professional management and goals)

service and guidance

professional management

1999
Annual Report

goals


F O R   T O T A L  R E T U R N



DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London

A TRADITION OF SOUND INVESTING

commitment

A Commitment
To Our Investors

Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions--including some of America's largest pension funds--reach their financial goals.
   Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.
   Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuities and closed-end funds as well as offer a wide range of retirement plan services for individuals and businesses.
   Delaware Investments has approximately $45 billion in mutual fund assets and institutional advisory accounts under management for more than half-a-million investors.

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.


(photo of computer keyboard)

(photo of illustration from total return brochure)


Delaware Devon Fund Objective
To seek current income and capital appreciation.

Table of Contents

LETTER TO SHAREHOLDERS                                       Page  1

PORTFOLIO MANAGER'S REVIEW                                   Page  4

PERFORMANCE SUMMARY                                          Page  8

STATEMENT OF NET ASSETS                                      Page  9

FINANCIAL HIGHLIGHTS                                         Page 12


total
   return

tradition

November 17, 1999


                                                                       for total
                                                                         return
                                                                            1


Dear Shareholder:

DURING THE PAST 12 MONTHS, INVESTORS preoccupation with the policymaking decisions of the Federal Reserve Board translated into unpredictable mood swings in U.S. securities markets.
   As we began fiscal 1999 last November, the Federal Reserve had just reduced its target for short-term interest rates twice in an effort to increase liquidity in the investment markets and calm fears of a U.S. recession that had arisen in the wake of worldwide economic strife. These rate reductions, combined with a third rate cut in late November 1998, helped restore investor confidence in the U.S. economy and led to substantial price appreciation in stocks of all market capitalizations.
   But as concerns about continued economic growth and the future growth of corporate profits crept back into the picture in early 1999, investors generally narrowed their stock selection to the largest companies. Apparently, they believed these companies would be more likely to sustain earnings growth if the economy weakened. The Dow Jones Industrial Average skyrocketed above 10,000 for the first time in late March, led by a select group of large company growth stocks.
   The Dow topped 11,000 in early May after the release of strong economic data boosted investors' expectations for a broader selection of stocks, particularly those selling at attractive prices relative to company earnings.
   Delaware Devon Fund thrived during the months of April, May and June as a broad array of stocks participated in the market's price gains. The Fund's emphasis on consistent growth at reasonable prices left it well-positioned to benefit from a broad


AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------------
FOR PERIODS ENDED OCTOBER 31, 1999

                                            12 Months               Lifetime
--------------------------------------------------------------------------------------
Delaware Devon Fund A Class               -0.42%                  +17.80%
Lipper Multi-Cap Value Fund Average      +11.75% (484 funds)      +15.02% (170 funds)
Standard & Poor's 500 Index              +24.05%                  +20.18%
--------------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of dividends and capital gains. Expense limitations were in effect for the periods shown. Returns would have been lower without the limitations. Performance information for all Fund classes can be found on page 8. The Lipper category represents the annual returns of multi-cap value funds tracked by Lipper Analytical. The Standard & Poor's 500 is an unmanaged composite of mostly large capitalization U.S. companies. Source:
Lipper Analytical Services, Inc. It is not possible to invest directly in an index. Past performance does not guarantee future results.

for total
 return
    2


advance in the stock market. Our strong performance in late spring helped offset significant underperformance of three of the Fund's top holdings that occurred earlier in the fiscal year.
   We were optimistic that the market's performance during the spring was the beginning of a trend in which stock market performance would be driven by a wider number of stocks. But, we also recognized that there might be a tug-of-war between the very large growth stocks that had been leading the market and the many other stocks that had been out-of-favor. This proved to be the case. As summer heated up, the Fed moved to a more restrictive monetary policy, concerned that the U.S. economy might overheat, leading to higher inflation. Between June and August, the Fed raised short-term interest rates twice. Against this backdrop, a very narrow group of stocks once again led the market as investors focused almost exclusively on high-priced large company stocks.
   The narrow market weighed heavily on Delaware Devon Fund's performance as we concluded fiscal 1999. For the 12 months ended October 31, 1999, Delaware Devon Fund returned -0.42% (for A Class shares at net asset value with distributions reinvested). There were several key reasons that we were unable to keep pace with the results of our Lipper peer group and our unmanaged benchmark.

o First, stocks of mid-size companies--those with market capitalizations between $2 billion and $10 billion--comprised roughly one-third of the portfolio. This segment of the market generally performed poorly at the beginning and end of our reporting period because investors seemed to favor companies with the largest capitalizations.
o Second, by adhering to Delaware Devon Fund's focus on consistent earnings growth at reasonable prices, we had minimal holdings of technology and cyclical stocks--sectors that delivered


PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
AS OF OCTOBER 31, 1999

Median Market Capitalization                               $8.9 billion
Number of Stocks                                                59
Average Stock Price-to-Earnings Ratio*                         20.2x
Top Sectors                                         Banking, Finance & Insurance
Annual Portfolio Turnover Rate                                  82%
Beta**                                                         0.81
--------------------------------------------------------------------------------

 * P/Es are based on analysts' year 2000 forward earnings estimates as reported to First Call as of October 31, 1999.
** Beta is a measure of risk relative to the S&P 500 Index. A number less than
   1.0 means less historical price volatility than the index. A number higher than 1.0 means more historical volatility than the index.

                                                                       for total
                                                                         return
                                                                            3


the strongest returns between June and September. Cyclical companies, in general, do not have consistent earnings and therefore, we typically do not invest in them. Many technology stocks currently have very high price-to-earnings ratios. Thus, most have not met our standard for "reasonable prices."

   On the pages that follow, Francis X. Morris, Delaware Devon Fund's senior portfolio manager, reviews performance in the U.S. stock market over the past 12 months. He also shares his outlook for the year ahead.
   We understand that the past year has been a difficult one for Delaware Devon Fund and we appreciate your willingness to maintain a long-term perspective and stay committed to your investment with us. While we can't predict when the stock market's fixation with the narrow group of large company growth stocks will end, we do believe that eventually the opportunities available from the many other exceptional U.S. companies will capture the market's attention. We are confident that our disciplined investment style has positioned Delaware Devon Fund to benefit when a broadening occurs, just as it did earlier this year.

Sincerely,

/s/ Wayne A. Stork
---------------------------------------
WAYNE A. STORK
Chairman,
Delaware Investments Family of Funds


/s/ David K. Downes
---------------------------------------
DAVID K. DOWNES
President and Chief Executive Officer
Delaware Investments Family of Funds

discipline
for total
 return
    4


Portfolio Manager's Review

BY FRANCIS X. MORRIS
Vice President/Senior Portfolio Manager
November 17, 1999

U.S. STOCKS: A HANDFUL OF WINNERS DOMINATE RETURNS
Early in our fiscal year, U.S. stocks of all sizes staged a strong rally after the Federal Reserve reduced the federal funds rate--the interest rate charged between banks for overnight loans--to help sustain U.S. economic growth. Still, large-cap growth stocks produced the best returns of any market segment for all of 1998, reflecting investors' fixation on the biggest, most successful stocks.
   During the first few months of 1999, the stock market's gains continued to be fueled by a select group of large-cap growth stocks. As a result, price-to-earnings ratios, or P/Es, on some stocks within the Standard & Poor's 500 Index reached what we consider exaggerated levels. P/E is an indicator of how much investors are willing to pay for a company's earning power, generally the higher the P/E, the more they are paying; the lower the P/E, the less they are paying.
   In our view, with the exception of the top 20 stocks in the S&P 500, the majority of stocks in the index were relatively inexpensive compared to earnings. We believe this was also true of small and mid-size companies, which had become significantly undervalued compared to large-cap issues.

Investors Expand Their Stock Selection
With the release of strong economic data in the spring, investors began to reallocate their money to relatively undervalued areas of the market where strong earnings growth potential could be bought at more reasonable prices. Suddenly, a broad array of stocks was posting measurable gains. Delaware Devon Fund benefited from this broader playing field.
   Though we believed this marked the beginning of a trend in which a wider number of stocks would participate in the market's performance, we knew there was likely to be some resistance from large-cap stocks. Such was the case. Between June and November, the Federal Reserve raised its target for short-term interest rates three times. Investors began selling stocks of all market capitalizations, apparently fearful of future rate increases. Once again, they narrowed their focus to the largest growth companies, with a particular emphasis on a few big technology companies.


SUDDENLY, A BROAD ARRAY OF STOCKS WAS POSTING MEASURABLE GAINS. DELAWARE DEVON FUND BENEFITED FROM THIS BROADER PLAYING FIELD.

overview
                                                                       for total
                                                                         return
                                                                            5


(photo of couple talking to financial advisor)


STRATEGIC POSITIONING
Delaware Devon Fund adheres to a disciplined investment strategy that focuses on what we call "transition stocks"--that is, stocks we believe are currently selling below their true value with strong prospects for future growth. Our expectation is that these stocks will be reasonably priced when we purchase them and then appreciate in price as they "transition" from mid-size to large-size in terms of market capitalization, or from being value stocks to being growth stocks of either larger or mid-market capitalizations. Because our strategy is to capture growth as stocks move through these transitions, we tend to own stocks for relatively long time periods.
   During fiscal 1999, our strategy precluded us from investing in the top tier performers in the S&P 500, given that most of those stocks--including technology stocks--had high P/E ratios, an indication that they were expensive relative to their future earnings potential. This is the primary reason why the Fund did not keep pace with the S&P 500 or mutual funds that hold the stocks that led the S&P 500.
   Traditionally, technology is an area where we have less exposure than the S&P 500. In fiscal 1999, this was due to exceptionally high prices that did not meet our value-conscious investment criteria (see our stock selection checklist below). As of October 31, the Fund's holdings in technology-related companies were approximately half the weighting of the S&P 500. Our holdings included a mix of mid-size companies, such as Symbol Technologies, BMC Software and Computer Associates International, and large companies, such as IBM, Hewlett-Packard and Intel.
   Our strategy also typically steers us away from investing heavily in cyclical industries--including paper, energy and chemicals--given that these areas have historically had earnings spurts rather than the consistent growth we look for. Whenever we do find cyclical stocks that meet our consistent growth discipline, we try to add them to our holdings since we think these stocks may benefit from the economic recovery that is underway in world markets.

positioning

Delaware Devon Fund's
Stock Selection Checklist

When we consider a stock for the portfolio, we ask ourselves the following questions. Our goal is to select stocks from a broad spectrum of industries where we can answer such questions positively.

o Is the stock selling at an attractive price relative to its potential earnings growth?
o Has the company demonstrated that it can grow earnings consistently through a variety of economic environments?
o Is the company generating excess cash flow that can be reinvested in the business?
o Is there a company-specific event (i.e., an expansion or acquisition) that can push earnings beyond expectations or support earnings if business conditions in the industry weaken?
o Is the company under-researched by Wall Street stock analysts, so that the market does not seem to be recognizing its potential?

for total
 return
    6


   Since spring, we have made some changes in the portfolio--reducing and, in some cases, selling, many of the Fund's oldest and largest holdings because we believed they had completed their transition from mid- to large-cap, and from being undervalued to being fairly valued. For example, we reduced the Fund's weighting in Ecolabs from about 3.75% to 1.4% of net assets between April 30 and October 31. We also sold Rite Aid, Stewart Enterprises and Mylan Laboratories, three of our top 10 holdings in April, as well as Service Corp. International. While these stocks generally had a positive impact on the Fund during the overall time that we held them, in the recent past, they had suffered due to earnings disappointments and were sold under our sell discipline.
   As we reduced and sold several names in the portfolio, we added stocks of companies that we believe offer more attractive opportunities for capital appreciation. These companies span a number of different industries, including newspaper publishing and discount retailing. We also added selectively to our financial holdings, with an emphasis on bank stocks where prices currently look very attractive to us relative to the companies' future earnings growth potential.
   While health care stocks generally have relatively high P/Es, the recent market correction brought a number of health care companies into our buying universe. We recently added new positions in selected drug manufacturers and a maker of reconstructive hip, knee and joint replacements, all of which sell products aimed at the needs of America's aging population.

(photo of family on beach)


A LONG-TERM PERFORMANCE PERSPECTIVE:
ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------

                           Delaware Devon Fund      Lipper Growth &
                                 Class A          Income Fund Average    # Funds
                           -------------------    -------------------    -------
12/31/93 to 12/31/94               5.63                 -0.39              170
12/31/94 to 12/31/95              35.44                 31.62              209
12/31/95 to 12/31/96              22.9                  21.29              258
12/31/96 to 12/31/97              34.93                 26.17              339
12/31/97 to 12/31/98              22.17                  9.04              407

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of dividends and capital gains. Expense limitations were in effect for the period shown. Returns would have been lower without the limitations. Performance information for all Fund classes can be found on page 8. Past performance does not guarantee future results. The Lipper category represents the annual returns of multi-cap funds tracked by Lipper Analytical Services, Inc.

                                                                       for total
                                                                         return
                                                                            7


(photo of computer keyboard)

   Capital goods companies (such as electronics and electrical equipment companies) became an increasingly attractive area for us to invest over the past 12 months. There are two reasons for this. First, P/Es on capital goods companies, in general, have been depressed partially due to the narrowness of the U.S. stock market. Second, we believe these companies will benefit from the recent pick up in worldwide economic growth, particularly in Asia and Europe.

OUTLOOK
We expect stronger worldwide economic growth in the months ahead. Given that outlook, we are trying to position the portfolio to benefit from such anticipated growth. We are concentrating on capital goods, energy and selected financial stocks which, based on our research, appear to have strong future earnings potential and yet, are selling at relatively attractive prices.
   Currently, the anticipated average earnings growth for stocks in the Delaware Devon Fund portfolio is estimated to exceed 20% for fiscal 2000, versus 12% for the average of companies in the S&P 500. We are excited about the growth potential for these securities.
   Over the long term, Delaware Devon Fund has consistently generated annual returns that outperform the average multi-cap value fund as measured by Lipper Analytical Services, Inc. We attribute this to our commitment to invest in companies that are growing their earnings consistently, over time. Certainly, there will be times, such as the recent past, that our strategy will be out of favor. But we think our disciplined approach--and our adherence to that approach throughout favorable and unfavorable market cycles--will prove very beneficial to our shareholders over the long term.

outlook

"We stand behind what we believe are our best selections. As a result, Delaware Devon Fund's top 10 holdings generally comprise about one-third of the portfolio."

Frank X. Morris


TOP 10 HOLDINGS
------------------------------------
OCTOBER 31, 1999

Company                      Percent
------------------------------------
Symbol Technologies           4.23%
Federal Home Loan Mortgage    3.36%
Masco                         3.08%
Washington Mutual             3.06%
Honeywell                     2.94%
Intimate Brands               2.85%
SBC Communications            2.78%
American Home Products        2.73%
Knight-Ridder                 2.72%
Dial                          2.71%

TOP 10 SECTORS
----------------------------------------------
OCTOBER 31, 1999

Sector                                Percent
----------------------------------------------
Banking, Finance & Insurance           17.66%
Electronics & Electrical Equipment     10.11%
Telecommunications                      9.14%
Energy                                  8.70%
Healthcare & Pharmaceuticals            8.55%
Retail                                  7.56%
Computers & Technology                  5.43%
Cable, Media & Publishing               4.83%
Buildings & Materials                   4.71%
Food, Beverage & Tobacco                2.83%
for total
 return
    8


Performance Summary


DELAWARE DEVON FUND
--------------------------------------------------------------------------------
GROWTH OF A $10,000 INVESTMENT
DECEMBER 29, 1993 TO OCTOBER 31, 1999

             Delaware Devon Fund    Lipper Multi-Cap Value     Standard & Poor's
                   A Class               Fund Average              500 Index
             -------------------    ----------------------     -----------------
Dec. '93           $9,744                   $9,984                  $10,000
Feb. '94            9,755                    9,692
Apr. '94            9,689                    9,589
Jun. '94           10,340                   10,235
Aug. '94           10,258                   10,077                   10,126
Oct. '94            9,955                    9,800
Dec. '94           10,498                   10,337
Feb. '95           11,021                   10,861
Apr. '95           11,536                   11,476
Jun. '95           12,013                   11,991
Aug. '95           12,513                   12,147                   12,467
Oct. '95           13,483                   12,858
Dec. '95           13,831                   13,409
Feb. '96           14,010                   13,816
Apr. '96           14,739                   13,957
Jun. '96           14,453                   13,771
Aug. '96           15,534                   14,637                   15,120
Oct. '96           16,571                   15,533
Dec. '96           17,540                   16,299
Feb. '97           17,371                   16,264
Apr. '97           19,189                   17,930
Jun. '97           20,060                   18,742
Aug. '97           20,522                   18,969                   19,608
Oct. '97           22,359                   19,763
Dec. '97           24,064                   21,042
Feb. '98           24,904                   22,084
Apr. '98           24,868                   21,690
Jun. '98           21,830                   17,832
Aug. '98           24,546                   20,115                   23,554
Oct. '98           27,315                   21,702
Dec. '98           25,242                   21,171
Feb. '99           26,711                   23,318
Apr. '99           27,280                   24,008
Jun. '99           24,845                   22,531
Oct. '99          $24,443                  $22,416                  $29,219

Chart assumes $10,000 invested on December 29, 1993 and includes the effect of a 5.75% maximum front-end sales charge and the reinvestment of all distributions. Performance of other classes of Delaware Devon Fund will vary due to differing charges and expenses. Past performance does not guarantee future results. The Standard & Poor's Index is an unmanaged composite of large-capitalization U.S growth stocks. It is not possible to invest directly in any index.

DELAWARE DEVON FUND PERFORMANCE
--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS THROUGH OCTOBER 31, 1999

                                    Lifetime         Five Years         One Year
--------------------------------------------------------------------------------
Class A (Est. 12/29/93)
   Excluding Sales Charge           +17.80%            +18.96%           -0.42%
   Including Sales Charge           +16.61%            +17.57%           -6.16%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
   Excluding Sales Charge           +17.46%            +18.15%           -1.12%
   Including Sales Charge           +17.36%            +17.94%           -6.02%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
   Excluding Sales Charge           +16.69%                              -1.12%
   Including Sales Charge           +16.69%                              -2.10%

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C results excluding sales charge assume either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results. Expense limitations were in effect for the periods shown in both charts. Performance would have been lower without the limitations.

Class A shares have a 5.75% maximum front-end sales charge and a 12b-1 fee. Class B shares do not have a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 5% if redeemed before the end of the sixth year.
Class C shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

Average Annual Institutional Class Returns Through October 31, 1999

                                         Lifetime       Five Years      One Year
Delaware Devon Fund
Institutional Class (Est. 12/29/93)       +18.15%         +19.32%         -0.09%

Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

                                                              for total return 9

Financial Statements

DELAWARE GROUP EQUITY FUNDS I, INC.
DELAWARE DEVON FUND
STATEMENT OF NET ASSETS
OCTOBER 31, 1999

                                                          NUMBER        MARKET
                                                        OF SHARES       VALUE
                                                        ---------       -----
  COMMON STOCK - 95.43%
  AEROSPACE & DEFENSE - 1.06%
  United Technologies ............................        56,500     $ 3,418,250
                                                                     -----------
                                                                       3,418,250
                                                                     -----------
  AUTOMOBILES & AUTO PARTS - 2.43%
  Danaher ........................................        94,500       4,565,531
  Federal Signal .................................       173,000       3,254,563
                                                                     -----------
                                                                       7,820,094
                                                                     -----------
  BANKING, FINANCE & INSURANCE - 17.66%
  AFLAC ..........................................       132,600       6,779,175
  American International Group ...................        43,762       4,504,751
  Citigroup ......................................       132,200       7,155,325
  Federal Home Loan Mortgage .....................       200,200      10,823,313
  Fleet Boston ...................................        27,400       1,195,325
  MBNA ...........................................       239,500       6,616,187
  Nationwide Financial Services Class A ..........       179,400       6,794,775
  Unionbancal ....................................        72,900       3,166,594
  Washington Mutual ..............................       274,800       9,875,625
                                                                     -----------
                                                                      56,911,070
                                                                     -----------
  BUILDINGS & MATERIALS - 4.71%
  Masco ..........................................       325,200       9,918,600
  Premark International ..........................        96,000       5,256,000
                                                                     -----------
                                                                      15,174,600
                                                                     -----------
  CABLE, MEDIA & PUBLISHING - 4.83%
  Gannett ........................................        88,100       6,794,713
 +Knight-Ridder ..................................       138,000       8,763,000
                                                                     -----------
                                                                      15,557,713
                                                                     -----------
  CHEMICALS - 1.62%
  Avery Dennison .................................        79,200       4,950,000
  Valspar ........................................         9,400         283,763
                                                                     -----------
                                                                       5,233,763
                                                                     -----------
  COMPUTERS & TECHNOLOGY - 5.43%
 *BMC Software ...................................        79,400       5,094,006
  Computer Associates International ..............        81,600       4,610,400
  Hewlett-Packard ................................        30,000       2,221,875
  International Business Machines ................        56,500       5,558,188
                                                                     -----------
                                                                      17,484,469
                                                                     -----------
  CONSUMER PRODUCTS - 2.71%
  Dial ...........................................       373,000       8,718,874
                                                                     -----------
                                                                       8,718,874
                                                                     -----------
  ELECTRONICS & ELECTRICAL EQUIPMENT - 10.11%
  Honeywell ......................................        90,000       9,489,375
  Intel ..........................................        71,000       5,495,844
  Symbol Technologies ............................       343,050      13,636,238
  Teleflex .......................................       116,300       3,961,469
                                                                     -----------
                                                                      32,582,926
                                                                     -----------

                                                          NUMBER        MARKET
                                                        OF SHARES       VALUE
                                                        ---------       -----
  COMMON STOCK (Continued)


  ENERGY - 8.70%
  Anadarko Petroleum ...........................          76,100     $ 2,344,831
  BP Amoco - ADR ...............................          87,316       5,042,499
  Coastal ......................................         129,000       5,434,125
  Schlumberger Limited .........................         100,300       6,074,419
  Tosco ........................................         138,000       3,493,125
  Unocal .......................................         163,100       5,626,950
                                                                     -----------
                                                                      28,015,949
                                                                     -----------
  ENVIRONMENTAL SERVICES - 1.38%
  Ecolab .......................................         131,200       4,436,200
                                                                     -----------
                                                                       4,436,200
                                                                     -----------
  FOOD, BEVERAGE & TOBACCO - 2.83%
  Bestfoods ....................................          62,100       3,648,375
+*Suiza Foods ..................................         123,700       4,460,931
  Universal Foods ..............................          53,100       1,015,538
                                                                     -----------
                                                                       9,124,844
                                                                     -----------
  HEALTHCARE & PHARMACEUTICALS - 8.55%
  American Home Products .......................         168,700       8,814,575
  Biomet .......................................         142,900       4,300,397
  Johnson & Johnson ............................          57,200       5,991,700
  Schering-Plough ..............................          95,700       4,737,150
 *Watson Pharmaceutical ........................         116,500       3,698,875
                                                                     -----------
                                                                      27,542,697
                                                                     -----------
  INDUSTRIAL MACHINERY - 2.17%
  Black & Decker ...............................          67,500       2,902,500
  Pentair ......................................         109,100       4,104,886
                                                                     -----------
                                                                       7,007,386
                                                                     -----------
  LEISURE, LODGING & ENTERTAINMENT - 1.66%
  Viad .........................................         217,900       5,352,168
                                                                     -----------
                                                                       5,352,168
                                                                     -----------
  REAL ESTATE - 2.45%
  CarrAmerica Realty ...........................         121,300       2,698,925
  Developers Diversified Realty ................         180,600       2,573,550
  Sun Communities ..............................          82,700       2,636,063
                                                                     -----------
                                                                       7,908,538
                                                                     -----------
  RETAIL - 7.56%
 *Blockbuster ..................................         247,800       3,004,575
 +Intimate Brands ..............................         223,740       9,173,340
  Lowe's Companies .............................          74,300       4,086,500
  TJX ..........................................         297,900       8,080,536
                                                                     -----------
                                                                      24,344,951
                                                                     -----------

10 for total return

                                                          NUMBER        MARKET
                                                        OF SHARES       VALUE
                                                        ---------       -----
  COMMON STOCK (CONTINUED)

  TELECOMMUNICATIONS - 9.14%
  ALLTEL .......................................          93,400     $ 7,775,550
  GTE ..........................................          79,600       5,970,000
 *MCI Worldcom .................................          78,800       6,759,563
  SBC Communications ...........................         175,800       8,954,813
                                                                     -----------
                                                                      29,459,926
                                                                     -----------
  TEXTILES, APPAREL & FURNITURE - 0.43%
  HON Industries ...............................          70,200       1,377,675
                                                                     -----------
                                                                       1,377,675
                                                                     -----------
  Total Common Stock (cost $289,498,006) .......                     307,472,093
                                                                     -----------

  CONVERTIBLE PREFERRED STOCKS - 1.27%
  Freeport-McMoran Copper & Gold ...............          50,500         811,156
  Sealed Air ...................................          60,985       3,293,190
                                                                     -----------
  Total Convertible Preferred Stocks
     (cost $3,703,063) .........................                       4,104,346
                                                                     -----------

                                                       PRINCIPAL
                                                         AMOUNT
                                                       ----------
  REPURCHASE AGREEMENTS - 2.04%
  With Chase Manhattan 5.20% 11/1/99 (dated
     10/29/99, collateralized by $2,134,000 U.S. ...
     Treasury Notes 6.125% due 12/31/01,
     market value $2,188,347) ......................   $2,134,000      2,134,000
  With J.P. Morgan Securities 5.20% 11/1/99
     (dated 10/29/99, collateralized by
     $1,532,000 U.S. Treasury Notes 5.625% due
     5/15/01, market value $1,567,596 and
     $685,000 U.S. Treasury Notes 6.50% due
     8/31/01, market value $699,882) ...............    2,221,000      2,221,000
  With PaineWebber 5.20% 11/1/99 (dated
     10/29/99, collateralized by $766,000 U.S. .....
     Treasury Notes 6.25% due 10/31/01,
     market value $795,822 and $1,441,000 U.S. .....
     Treasury Notes 6.25% due 2/15/03,
     market value $1,472,126) ......................    2,222,000      2,222,000
                                                                      ----------
  Total Repurchase Agreements
     (cost $6,577,000) .............................                   6,577,000
                                                                      ----------
----------------------
Top ten holdings, representing 30.46% of net assets, are printed in bold.

TOTAL MARKET VALUE OF SECURITIES OWNED
   (cost $299,778,069) - 98.74% ...............................    $318,153,439
RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 1.26% .................................       4,072,231
                                                                   ------------
NET ASSETS APPLICABLE TO 16,385,037 SHARES
   ($1 PAR VALUE) OUTSTANDING - 100.00% .......................    $322,225,670
                                                                   ============

NET ASSET VALUE - DELAWARE DEVON FUND A CLASS
   ($137,033,362 / 6,938,669 shares) .................................   $19.75
                                                                         ======
NET ASSET VALUE - DELAWARE DEVON FUND B CLASS
   ($131,901,323 / 6,736,102 shares) .................................   $19.58
                                                                         ======
NET ASSET VALUE - DELAWARE DEVON FUND C CLASS
   ($31,476,208 / 1,608,968 SHARES) ..................................   $19.56
                                                                         ======
NET ASSET VALUE - DELAWARE DEVON FUND INSTITUTIONAL CLASS
   ($21,814,777 / 1,101,298 SHARES) ..................................   $19.81
                                                                         ======
----------------------
+ Security out on loan.
* Non-income producing security for the year ended 10/31/99.

COMPONENTS OF NET ASSETS AT OCTOBER 31, 1999:
Common Stock, $1 par value, 125,000,000 shares
   authorized to the Fund ......................................    306,275,326
Accumulated net realized loss on investments ...................     (2,425,026)
Net unrealized appreciation of investments .....................     18,375,370
                                                                   ------------
Total net assets ...............................................   $322,225,670
                                                                   ============

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   DELAWARE DEVON FUND
Net asset value A Class (A) ....................................         $19.75
Sales charge (5.75% of offering price, or 6.08% of the
   amount invested per share) (B) ..............................           1.20
                                                                         ------
Offering price .................................................         $20.95
                                                                         ======
----------------------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.

(B)  See the current prospectus for purchases of $50,000 or more.

                                                             for total return 11

DELAWARE GROUP EQUITY FUNDS I, INC.
DELAWARE DEVON FUND
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1999

INVESTMENT INCOME:
Dividends ........................................  $  4,395,877
Interest .........................................       963,102   $  5,358,979
                                                    ------------   ------------

EXPENSES:
Management fees ..................................     2,124,651
Distribution expense .............................     2,109,428
Dividend disbursing and transfer agent fees
   and expenses ..................................     1,297,614
Accounting and administration ....................       199,240
Reports and statements to shareholders ...........       108,544
Registration fees ................................        86,000
Professional fees ................................        25,150
Custodian fees ...................................        13,573
Taxes (other than taxes on income) ...............         9,784
Directors' fees ..................................         8,524
Other ............................................        25,795
                                                    ------------
                                                                      6,008,303
Less expenses absorbed or waived .................                     (267,957)
Less expenses paid indirectly ....................                      (15,747)
                                                                   ------------
Total expenses ...................................                    5,724,599
                                                                   ------------

NET INVESTMENT LOSS ..............................                     (365,620)
                                                                   ------------

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS:
Net realized loss on investments .................                   (2,414,924)
Net change in unrealized appreciation/depreciation
   of investments ................................                   (7,767,421)
                                                                   ------------

NET REALIZED AND UNREALIZED
   LOSS ON INVESTMENTS ...........................                  (10,182,345)
                                                                   ------------

NET DECREASE IN NET ASSETS
   RESULTING FROM OPERATIONS .....................                 $(10,547,965)
                                                                   ============

                             See accompanying notes

DELAWARE GROUP EQUITY FUNDS I, INC.
DELAWARE DEVON FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                         YEAR ENDED       YEAR ENDED
                                                          10/31/99         10/31/98
                                                       -------------    -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
Net investment income (loss) .......................   $    (365,620)   $     562,948
Net realized gain (loss) on investments ............      (2,414,924)       3,276,905
Net change in unrealized appreciation/depreciation
   of investments ..................................      (7,767,421)      16,771,911
                                                       -------------    -------------
Net increase (decrease) in net assets
   resulting from operations .......................     (10,547,965)      20,611,764
                                                       -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
   A Class .........................................        (221,269)        (433,936)
   B Class .........................................            --            (17,778)
   C Class .........................................            --             (3,847)
   Institutional Class .............................         (37,307)         (71,629)

Net realized gain on investments:
   A Class .........................................      (1,272,835)
   B Class .........................................        (904,198)
   C Class .........................................        (213,389)        (396,243)
   Institutional Class .............................        (100,864)        (354,447)

Return of capital:
   A Class .........................................        (389,563)            --
   B Class .........................................            --               --
   C Class .........................................            --               --
   Institutional Class .............................         (82,446)            --
                                                       -------------    -------------
                                                          (3,221,871)      (6,238,314)
                                                       -------------    -------------

CAPITAL SHARE TRANSACTIONS:
PROCEEDS FROM SHARES SOLD:
   A Class .........................................      85,370,075       82,073,340
   B Class .........................................      95,416,834       54,410,257
   C Class .........................................      23,683,654       15,601,378
   Institutional Class .............................      25,830,155        9,761,534

Net asset value of shares issued upon
   reinvestment of distributions from net investment
   income, net realized gain on investments and
   return of capital:
   A Class .........................................       1,832,153        3,453,528
   B Class .........................................         846,833        1,765,306
   C Class .........................................         205,107          390,720
   Institutional Class .............................         220,602          426,047
                                                       -------------    -------------
                                                         233,405,413      167,882,110
                                                       -------------    -------------
Cost of shares repurchased:
   A Class .........................................     (66,130,439)     (22,386,795)
   B Class .........................................     (40,675,526)      (6,501,980)
   C Class .........................................     (11,034,698)      (2,650,180)
   Institutional Class .............................     (13,624,757)      (6,304,878)
                                                       -------------    -------------
                                                        (131,465,420)     (37,843,833)
                                                       -------------    -------------
Increase in net assets derived from capital
   share transactions ..............................     101,939,993      130,038,277
                                                       -------------    -------------

NET INCREASE IN NET ASSETS .........................      88,170,157      144,411,727

NET ASSETS:
Beginning of year ..................................     234,055,513       89,643,786
                                                       -------------    -------------
End of year ........................................   $ 322,225,670    $ 234,055,513
                                                       =============    =============

                             See accompanying notes

12 for total return

DELAWARE GROUP EQUITY FUNDS I, INC.
DELAWARE DEVON FUND
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each year were as follows:

                                                                             DELAWARE DEVON FUND A CLASS
                                                             ----------------------------------------------------------
                                                               YEAR        YEAR         YEAR        YEAR         YEAR
                                                               ENDED       ENDED        ENDED       ENDED        ENDED
                                                             10/31/99(1) 10/31/98     10/31/97    10/31/96     10/31/95(1)
Net asset value, beginning of year .....................      $20.090     $17.860      $14.610     $12.550      $10.830

Income (loss) from investment operations:
   Net investment income (loss) ........................        0.047       0.121        0.182       0.216        0.207
   Net realized and unrealized gain
    (loss) on investments ..............................       (0.114)      3.249        4.243       2.689        2.053
                                                              -------     -------      -------     -------      -------
   Total from investment operations ....................       (0.067)      3.370        4.425       2.905        2.260
                                                              -------     -------      -------     -------      -------

Less dividends and distributions:
   Dividends from net investment
    income .............................................       (0.032)     (0.110)      (0.210)     (0.205)      (0.220)
   Distributions from net realized gain
    on investments .....................................       (0.190)     (1.030)      (0.965)     (0.640)      (0.320)
   Return of capital ...................................       (0.051)       --           --          --           --
                                                              -------     -------      -------     -------      -------
   Total dividends and distributions ...................       (0.273)     (1.140)      (1.175)     (0.845)      (0.540)
                                                              -------     -------      -------     -------      -------
Net asset value, end of year ...........................      $19.750     $20.090      $17.860     $14.610      $12.550
                                                              =======     =======      =======     =======      =======

Total return(2) ........................................       (0.42%)     19.60%       32.11%      24.14%       21.98%

Ratios and supplemental data:
   Net assets, end of year
    (000 omitted) ......................................     $137,034    $120,506      $49,262     $14,907       $8,846
   Ratio of expenses to average
    net assets .........................................        1.37%       1.30%        1.25%       1.25%        1.25%
   Ratio of expenses to average net
    assets prior to expense limitation
    and expenses paid indirectly .......................        1.45%       1.40%        1.42%       1.84%        2.29%
   Ratio of net investment income (loss)
    to average net assets ..............................        0.22%       0.64%        1.14%       1.67%        1.82%
   Ratio of net investment income (loss)
    to average net assets prior to
    expense limitation and expenses
    paid indirectly ....................................        0.14%       0.54%        0.97%       1.08%        0.78%
   Portfolio turnover ..................................          82%         39%          64%         80%          99%

                                                                              DELAWARE DEVON FUND B CLASS
                                                              ----------------------------------------------------------
                                                                YEAR         YEAR        YEAR        YEAR         YEAR
                                                                ENDED        ENDED       ENDED       ENDED        ENDED
                                                              10/31/99(1)  10/31/98    10/31/97    10/31/96     10/31/95(1)
Net asset value, beginning of year .....................       $19.980      $17.800     $14.540     $12.500      $10.820

Income (loss) from investment operations:
   Net investment income (loss) ........................        (0.099)      (0.003)      0.081       0.136        0.127
   Net realized and unrealized gain
   (loss) on investments ...............................        (0.111)       3.223       4.219       2.664        2.053
                                                               -------      -------     -------     -------      -------
   Total from investment operations ....................        (0.210)       3.220       4.300       2.800        2.180
                                                               -------      -------     -------     -------      -------

Less dividends and distributions:
   Dividends from net investment
   income ..............................................         0.000       (0.010)     (0.075)     (0.120)      (0.180)
   Distributions from net realized gain
   on investments ......................................        (0.190)      (1.030)     (0.965)     (0.640)      (0.320)
   Return of capital ...................................          --           --          --          --           --
                                                               -------      -------     -------     -------      -------
   Total dividends and distributions ...................        (0.190)      (1.040)     (1.040)     (0.760)      (0.500)
                                                               -------      -------     -------     -------      -------
Net asset value, end of year                                   $19.580      $19.980     $17.800     $14.540      $12.500
                                                               =======      =======     =======     =======      =======

Total return(2) ........................................        (1.12%)      18.76%      31.21%      23.38%       21.09%

Ratios and supplemental data:
   Net assets, end of year
   (000 omitted) .......................................      $131,901      $82,927     $28,757      $3,399         $863
   Ratio of expenses to average
   net assets ..........................................         2.07%        2.00%       1.95%       1.95%        1.95%
   Ratio of expenses to average net
   assets prior to expense limitation
   and expenses paid indirectly ........................         2.15%        2.10%       2.12%       2.54%        2.99%
   Ratio of net investment income (loss)
   to average net assets ...............................        (0.48%)      (0.06%)      0.44%       0.97%        1.12%
   Ratio of net investment income (loss)
   to average net assets prior to
   expense limitation and expenses
   paid indirectly .....................................        (0.56%)      (0.16%)      0.27%       0.38%        0.08%
   Portfolio turnover ..................................           82%          39%         64%         80%          99%

----------------------
(1)  Per share information based on the average shares outstanding method.
(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
                                                             for total return 13

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                      DELAWARE DEVON FUND C CLASS
                                                             ---------------------------------------------
                                                               YEAR        YEAR         YEAR      11/29/95(1)
                                                               ENDED       ENDED        ENDED        to
                                                             10/31/99(2) 10/31/98     10/31/97    10/31/96
Net asset value, beginning of period                          $19.960     $17.790      $14.530     $13.020

Income (loss) from investment operations:
   Net investment income (loss)                                (0.099)      0.002        0.071       0.188
   Net realized and unrealized gain (loss)
     on investments                                            (0.111)      3.208        4.229       2.157
                                                              -------     -------      -------     -------
   Total from investment operations                            (0.210)      3.210        4.300       2.345
                                                              -------     -------      -------     -------

Less dividends and distributions:
   Dividends from net investment income                         0.000      (0.010)      (0.075)     (0.195)
   Distributions from net realized gain
     on investments                                            (0.190)     (1.030)      (0.965)     (0.640)
   Return of capital                                             --          --           --          --
                                                              -------     -------      -------     -------
   Total dividends and distributions                           (0.190)     (1.040)      (1.040)     (0.835)
                                                              -------     -------      -------     -------
Net asset value, end of period                                $19.560     $19.960      $17.790     $14.530
                                                              =======     =======      =======     =======

Total return(3)                                                (1.12%)     18.71%       31.24%      18.94%

Ratios and supplemental data:
   Net assets, end of period (000 omitted)                   $31,476     $20,141       $5,876      $1,056
   Ratio of expenses to average net assets                      2.07%       2.00%        1.95%       1.95%
   Ratio of expenses to average net assets prior
     to expense limitation and expenses
     paid indirectly                                            2.15%       2.10%        2.12%       2.54%
   Ratio of net investment income (loss) to average
     net assets                                                (0.48%)     (0.06%)       0.44%       0.97%
   Ratio of net investment income (loss) to average
     net assets prior to expense limitation and
     expenses paid indirectly                                  (0.56%)     (0.16%)       0.27%       0.38%
   Portfolio turnover                                             82%         39%          64%         80%

                                                                       DELAWARE DEVON FUND INSTITUTIONAL CLASS
                                                              ---------------------------------------------------------
                                                                YEAR        YEAR         YEAR        YEAR        YEAR
                                                                ENDED       ENDED        ENDED       ENDED       ENDED
                                                              10/31/99(2) 10/31/98     10/31/97    10/31/96    10/31/95(2)
Net asset value, beginning of period ......................    $20.140     $17.930      $14.670     $12.590     $10.860

Income (loss) from investment operations:
   Net investment income (loss) ...........................      0.109       0.134        0.211       0.267       0.241
   Net realized and unrealized gain (loss)
   on investments .........................................     (0.109)      3.281        4.284       2.693       2.049
                                                               -------     -------      -------     -------     -------
   Total from investment operations .......................      0.000       3.415        4.495       2.960       2.290
                                                               -------     -------      -------     -------     -------

Less dividends and distributions:
   Dividends from net investment income ...................     (0.057)     (0.175)      (0.270)     (0.240)     (0.240)
   Distributions from net realized gain
   on investments .........................................     (0.190)     (1.030)      (0.965)     (0.640)     (0.320)
   Return of capital ......................................     (0.083)       --           --          --          --
                                                               -------     -------      -------     -------     -------
   Total dividends and distributions ......................     (0.330)     (1.205)      (1.235)     (0.880)     (0.560)
                                                               -------     -------      -------     -------     -------
Net asset value, end of period ............................    $19.810     $20.140      $17.930     $14.670     $12.590
                                                               =======     =======      =======     =======     =======

Total return(3) ...........................................     (0.09%)     19.89%       32.57%      24.56%      22.26%

Ratios and supplemental data:
   Net assets, end of period (000 omitted) ................   $21,815     $10,482       $5,749      $3,290      $2,870
   Ratio of expenses to average net assets ................      1.07%       1.00%        0.95%       0.95%       0.95%
   Ratio of expenses to average net assets prior
   to expense limitation and expenses
   paid indirectly ........................................      1.15%       1.10%        1.12%       1.54%       1.99%
   Ratio of net investment income (loss) to average
   net assets .............................................      0.52%       0.94%        1.44%       1.97%       2.12%
   Ratio of net investment income (loss) to average
   net assets prior to expense limitation and
   expenses paid indirectly ...............................      0.44%       0.84%        1.27%       1.38%       1.08%
   Portfolio turnover .....................................        82%         39%          64%         80%         99%

----------------------
(1) Date of initial public offering. Ratios have been annualized and total return has not been annualized.
(2)  Per share information based on the average shares outstanding method.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

14 for total return

DELAWARE GROUP EQUITY FUNDS I, INC.
DELAWARE DEVON FUND
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1999

Delaware Group Equity Funds I, Inc. (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Company is organized as a Maryland Corporation and offers two series: the Delaware Devon Fund and the Delaware Balanced Fund. These financial statements and related notes pertain to the Delaware Devon Fund (the "Fund"). The Fund offers four classes of shares. The A Class carries a front-end sales charge of 5.75%. The B Class carries a back-end deferred sales charge. The C Class carries a level load deferred sales charge and the Institutional Class has no sales charge.

The investment objective of the Delaware Devon Fund is to seek capital appreciation and current income.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the company's Board of Directors.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income, and from capital gains, if any, annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. These transactions are done subject to best price and execution. The amount of these expenses was approximately $7,754 for the year ended October 31, 1999. In addition, the Fund receives earnings credits from its custodian when positive balances are maintained, which are used to offset custody fees. These credits were $7,993 for the year ended October 31, 1999. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "Expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
Effective April 1, 1999 and in accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company ("DMC"), the Investment Manager of the Fund, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1,500 million and 0.50% on the average daily net assets in excess $2,500 million. Prior to April 1, 1999, the Fund paid DMC an annual fee which was calculated at the rate of 0.60% on the first $500 million of average daily net assets of the Fund and 0.50% on the average daily net assets over $500 million. At October 31, 1999 the Fund had a liability for Investment Management fees and other expenses payable to DMC of $189,448.

DMC elected to waive the portion, if any, of the management fee and reimburse the Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, exceed 1.00% of average daily net assets of the Fund through June 30, 1999. Effective July 1, 1999, DMC will no longer waive expenses of the Fund.

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent and accounting services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At October 31, 1999, the Fund had a liability for such fees and other expenses payable to DSC of $89,435.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B and C Classes. No distribution expenses are paid by the Institutional Class. At October 31, 1999, the Fund had a liability for distribution fees and other expenses payable to DDLP of $196,306.

For the year ended October 31, 1999, DDLP earned $213,873 for commissions on sales of the Fund A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

3. Investments
During the year ended October 31, 1999, the Fund made purchases of $363,093,311 and sales of $255,792,876 of investment securities other than U.S. government securities and temporary cash investments.

At October 31, 1999, unrealized appreciation for federal income tax purposes aggregated $18,139,455 of which $33,387,612 related to unrealized appreciation of securities and $15,248,157 related to unrealized depreciation of securities. At October 31, 1999, the aggregate cost of securities for federal income tax purposes was $300,013,984.

For federal income tax purposes, the Fund had a capital loss carryforward at October 31, 1999 of $2,189,111, which may be carried forward and applied against future capital gains. The entire capital loss carryforward expires in 2007.

                                                             for total return 15

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                   YEAR           YEAR
                                                   ENDED          ENDED
                                                 10/31/99       10/31/98
                                               -----------     ----------
Shares sold:
   A Class .................................     4,045,168      4,207,557
   B Class .................................     4,544,332      2,771,835
   C Class .................................     1,131,539        795,063
   Institutional Class .....................     1,232,443        497,905

Shares issued upon reinvestment of
   distributions from net investment income,
   net realized gain on investments and
   return of capital:
   A Class .................................        86,732        190,783
   B Class .................................        40,098         98,407
   C Class .................................         9,721         21,804
   Institutional Class .....................        10,550         23,450
                                               -----------     ----------
                                                11,100,583      8,606,804
                                               -----------     ----------

Shares repurchased:
   A Class .................................    (3,191,945)
   B Class .................................    (1,999,416)      (334,582)
   C Class .................................      (541,385)      (138,159)
   Institutional Class .....................      (662,081)      (321,665)
                                               -----------     ----------
                                                (6,394,827)    (1,951,866)
                                               -----------     ----------

Net Increase ...............................     4,705,756      6,654,938
                                               ===========     ==========

5. Lines of Credit
The Fund has a committed line of credit for $12.5 million. No amount was outstanding at October 31, 1999, or at any time during the fiscal period.

6. Securities Lending
Security loans for the Fund are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. In the event that the borrower fails to return loaned securities, and the collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, replace the loaned securities. The market value of securities on loan to brokers and the related cash collateral received at October 31, 1999 were $19,208,100 and $19,375,054, respectively. Net income from securities lending was $110,942 and is included in interest income on the Statement of Operations.

7. Tax Information (unaudited)
The information set forth is for the Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2000. Please consult your tax advisor for proper treatment of the information.

For the fiscal year ended October 31, 1999, the Fund designates as ordinary income and return of capital distributions paid during the year as follows:

         (A)                 (B)                 (C)
      ORDINARY             RETURN               TOTAL          (D)
       INCOME                OF             DISTRIBUTIONS  QUALIFYING(1)
   DISTRIBUTIONS          CAPITAL            (TAX BASIS)    DIVIDENDS
   -------------          -------            -----------    ---------
        85%                 15%                  100%          100%

 *  Item (A) is based on the percentage of the Fund's total distribution income.

**  Item (D) is based on a percentage of ordinary income of the Fund.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

16 for total return

DELAWARE GROUP EQUITY FUNDS I, INC. - DELAWARE DEVON FUND
REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE GROUP EQUITY FUNDS I, INC. - DELAWARE DEVON FUND

We have audited the accompanying statement of net assets of Delaware Devon Fund (the "Fund") as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Devon Fund at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                   /s/  Ernst & Young LLP
                                                ------------------------------
                                                      Ernst & Young LLP



Philadelphia, Pennsylvania
December 3, 1999

THIS ANNUAL REPORT IS FOR THE INFORMATION OF DELAWARE DEVON FUND SHAREHOLDERS, but it may be used with prospective investors when preceded or accompanied by a current Prospectus for Delaware Devon Fund and the Delaware Investment Performance Update for the most recently completed calendar quarter. The Prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest or send money. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Board of Directors                               Affiliated Officers

WAYNE A. STORK                                   RICHARD J. FLANNERY
Chairman                                         Executive Vice President and General Counsel
Delaware Investments Family of Funds             Delaware Investments Family of Funds
Philadelphia, PA                                 Philadelphia, PA

WALTER P. BABICH                                 BRUCE D. BARTON
Board Chairman, Citadel Constructors, Inc.       President and Chief Executive Officer
King of Prussia, PA                              Delaware Distributors, L.P.
                                                 Philadelphia, PA
DAVID K. DOWNES
President and Chief Executive Officer            ERIC E. MILLER
Delaware Investments Family of Funds             Senior Vice President, Secretary
Philadelphia, PA                                 and Deputy General Counsel
                                                 Delaware Investments Family of Funds
JOHN H. DURHAM                                   Philadelphia, PA
Private Investor
Horsham, PA                                      (photo of globes)

ANTHONY D. KNERR                                 directors
Consultant, Anthony Knerr & Associates           & officers
New York, NY

ANN R. LEVEN
Former Treasurer, National Gallery of Art
Washington, DC

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Retired
Fredericksburg, VA

JAN L. YEOMANS
Vice President and Treasurer
3M Corporation
St. Paul, Minnesota

----------------------------------------------------------------------------------
INVESTMENT MANAGER                               SHAREHOLDER SERVICING,
Delaware Management Company                      DIVIDEND DISBURSING
Philadelphia, Pennsylvania                       AND TRANSFER AGENT
                                                 Delaware Service Company, Inc.
INTERNATIONAL AFFILIATE                          Philadelphia, Pennsylvania
Delaware International Advisers Ltd.
London, England                                  1818 Market Street
                                                 Philadelphia, PA 19103-3682
NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania


(photo of globes)

When used with prospective investors, this report must be preceded or accompanied by a current Delaware Devon Fund Prospectus and the Delaware Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware Investments, contact your financial adviser or Delaware Investments.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265

www.delawareinvestments.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(C) Delaware Distributors, L.P.

DELAWARE(SM)
INVESTMENTS
---------------------
Philadelphia o London


Printed in the USA
on recycled paper

(2393)
AR-039[10/99]PPL12/99